Inspire Medical Systems, Inc. Board Authorizes Share Repurchase Program MINNEAPOLIS, MN – August 11, 2025 – Inspire Medical Systems, Inc. (NYSE: INSP) (Inspire, or the company), a medical technology company focused on the development and commercialization of innovative, minimally invasive solutions for patients with obstructive sleep apnea (OSA), today announced that its Board of Directors has authorized the repurchase of up to $200 million of the company’s outstanding shares of common stock. “I am pleased to announce our intention to purchase up to $200 million of Inspire common stock,” said Tim Herbert, Chairman and Chief Executive Officer. “During the second quarter, we initiated the full U.S. launch of Inspire V, our next-generation neurostimulation system. This is the largest product launch in the history of our company, and we are investing in marketing and footprint expansion to support the launch. At the same time, the continued financial strength of the company allows us to return capital to stockholders while we continue to invest for future growth. Furthermore, we remain confident that our growth prospects are substantial, as we are very lightly penetrated into our addressable market, and that our stock is undervalued. As a result, we believe that the repurchase of our common stock represents an attractive investment opportunity.” In determining the amount of capital to allocate to share repurchases, the company considers, among other things, its historical and expected business performance and cash and liquidity position, as well as global economic and market conditions and the market price of the company’s common stock. The timing, manner, price, and amount of any repurchases under the share repurchase program are determined by the company in its discretion. Purchases may be effected through open market transactions, privately negotiated transactions, transactions structured through investment banking institutions, or other means. The company is not obligated to repurchase any specific number of shares and the program may be modified, suspended, or discontinued at any time. The share repurchase program will expire on August 7, 2027, subject to the earlier termination or extension by the Board, in its sole discretion and without prior notice, or until such time that the funds designated for the stock repurchase program are depleted.

About Inspire Medical Systems Inspire is a medical technology company focused on the development and commercialization of innovative, minimally invasive solutions for patients with obstructive sleep apnea. Inspire’s proprietary Inspire therapy is the first and only FDA, EU MDR, and PDMA-approved neurostimulation technology of its kind that provides a safe and effective treatment for moderate to severe obstructive sleep apnea. For additional information about Inspire, please visit www.inspiresleep.com. Forward Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, without limitation, statements regarding our growth prospects, and our expectations regarding the launch of our Inspire V neurostimulation system. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” “guidance,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, our history of operating losses and dependency on our Inspire therapy for revenues; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire therapy or any future products we may seek to commercialize; competitive companies, technologies and pharmaceuticals in our industry; our involvement in current or future legal disputes or regulatory proceedings; our ability to expand our indications and develop and commercialize additional products and enhancements to our Inspire therapy; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; our ability to accurately forecast customer demand for our Inspire therapy and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire therapy in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; our ability to address quality issues that may arise with our Inspire therapy; our ability to successfully integrate any acquired business, products, or technologies; changes in global macroeconomic trends; challenges experienced by patients in obtaining prior authorization, our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire therapy; our business model and strategic plans for our products, technologies and business, including our implementation thereof; the impact of glucagon-like peptide 1 class of drugs on demand for our Inspire therapy; risks related to information technology and cybersecurity; our ability to commercialize or obtain regulatory approvals for our Inspire therapy, or the effect of delays in commercializing or obtaining regulatory approvals; and FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this press release can be found under the captions “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 to be filed with the SEC, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this press release. Investor and Media Contact Ezgi Yagci Vice President, Investor Relations ezgiyagci@inspiresleep.com 617-549-2443